Contingent Consideration Liability	12 Months Ended
Dec. 31, 2024
Contingent Consideration Liability [Abstract]
CONTINGENT CONSIDERATION LIABILITY

NOTE 6 — CONTINGENT CONSIDERATION LIABILITY

On July 13, 2016, AleAnna Europa S.r.L., a former subsidiary of AleAnna Resources LLC (which was subsequently merged into AleAnna Italia S.p.A. in December 2022), purchased a 33.5% working interest in the Longanesi field, which was accounted for as an asset acquisition. Consideration paid included €7 million cash and up to €24 million of deferred consideration payable upon production of the Longanesi field. The deferred consideration is payable based on a formulaic calculation which is predominantly dependent on sales volumes and spot natural gas prices during the first 12 years of production (the “Earn-Out Period”). There will be no deferred consideration due if Longanesi is not developed and no deferred consideration due if average annual gas prices are less than €3.65/Mcf over the Earn-Out Period.

In connection with the achievement of first production and related revenue generation at Longanesi, AleAnna will be required to reserve $3.1 million related to the contingent consideration liability due to Enel (see Note 17). These funds will be classified as restricted cash in future balance sheets and may be used to satisfy the contingent consideration liability as payments become due. Payments become due 14 months after the first day of the month following the date of first production.

The Company recognized a liability for the contingent consideration in accounting for the asset acquisition in accordance with ASC 450, Contingencies (the “contingent consideration liability”).

As of December 31, 2024 and 2023, the contingent consideration liability was recorded at $25.0 million and $26.5 million, respectively, with the entire balance classified as long-term since all payments are due more than one year after the respective balance sheet dates. The estimate of the contingent consideration liability was determined based on inputs including the following as of December 31, 2024, and 2023: futures prices for European natural gas, Euro to USD exchange rates of 1.04 and 1.12, respectively, and management’s future expected annual Longanesi production. AleAnna is required to make formulaic deferred consideration payments effectively equating to 20% to 50% of revenue based on certain European natural gas threshold prices. The calculation and timing of such payments are primarily driven by future expected Longanesi production, as modeled by DeGolyer and MacNaughton, as well as forward European natural gas prices.

Changes in the contingent consideration liability attributable to factors other than foreign currency exchange rates are recognized in the consolidated statement of operations. Changes in the contingent consideration liability attributable to foreign currency translation, are recognized in other comprehensive loss within the consolidated statement of operations and comprehensive loss. The change in the contingent consideration liability for all periods presented is attributable to changes in foreign exchange rates.